UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2020

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-1807304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	UCBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 annual meeting of shareholders of United Community Banks, Inc., a Georgia corporation (the “Company”), was held on May 6, 2020 (the “Annual Meeting”). As of March 9, 2020, the record date of the Annual Meeting, 78,505,706 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A total of 72,228,699 shares of United’s common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

The Company’s shareholders voted on three proposals at the Annual Meeting. The final results of the votes, including the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, relating to each matter are as follows:

Proposal 1. The election of ten directors to constitute the Board of Directors to serve until the 2021 annual meeting of shareholders and until their successors are elected and qualified:

	For	Withheld
Robert H. Blalock	65,368,107	2,652,365
L. Cathy Cox	66,808,199	1,212,273
Kenneth L. Daniels	67,755,423	265,049
Lance F. Drummond	67,227,544	792,928
H. Lynn Harton	65,559,709	2,460,763
Jennifer K. Mann	67,902,419	118,053
Thomas A. Richlovsky	67,223,672	796,800
David C. Shaver	67,689,038	331,434
Tim R. Wallis	66,443,794	1,576,678
David H. Wilkins	63,763,894	4,256,578

There were 4,208,227 broker non-votes for each director on this proposal.

Proposal 2. The approval of an advisory “say on pay” resolution supporting the compensation plan for executive officers:

For	Against	Abstain	Broker Non-Votes
66,555,233	1,027,883	437,356	4,208,227

Proposal 3. The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2020:

For	Against	Abstain	Broker Non-Votes
71,390,917	825,629	12,153	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Melinda Davis Lux
Melinda Davis Lux
General Counsel and Corporate Secretary

Date: May 7, 2020